                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 27, 2007
                Date of Report (Date of earliest event reported)

                            NOVASTAR FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

            Maryland                   001-13533              74-2830661
---------------------------------   ----------------   -------------------------
 (State or other jurisdiction of    (Commission File       (I.R.S. Employer
 incorporation or organization)          Number)          Identification No.)

               8140 Ward Parkway, Suite 300, Kansas City, MO 64114
               ---------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (816) 237-7000
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written  communications  pursuant to Rule 425 under the  Securities Act (17
     CFR 230.425)
[ ]  Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)
[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

Item 3.03 Material Modification to Rights of Security Holders

The  disclosure  under "Item 5.03  Amendments  to Articles of  Incorporation  or
Bylaws; Change in Fiscal Year" is incorporated herein by reference.

Item 5.02  Departures of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

The  disclosure  under "Item 5.03  Amendments  to Articles of  Incorporation  or
Bylaws;  Change in Fiscal  Year" with respect  NFI's equity  awards and plans is incorporated herein by reference.

Item 5.03 Amendments to Articles of  Incorporation  or Bylaws;  Change in Fiscal
Year.

On July 27, 2007, NovaStar Financial, Inc. ("NFI") amended its charter to effect a reverse  stock  split of its  outstanding  shares  of  common  stock by filing
Articles of Amendment with the State  Department of Assessments  and Taxation of
Maryland (the "SDAT"),  which became effective upon filing  ("Amendment No. 1").
Pursuant to Amendment No. 1, every four shares of common  stock,  par value $.01 per share,  of NFI, which were issued and outstanding  immediately  prior to the filing of Amendment No. 1, were combined into one issued and  outstanding  share of common stock, par value $.04 per share. No fractional  shares of common stock of NFI were issued upon the  effectiveness  of Amendment  No. 1.  Instead,  each stockholder  otherwise  entitled to a fractional share is entitled to receive in lieu  thereof  cash in an amount equal to the product of the fraction of a share multiplied  by the closing  price of NFI's  common  stock as reported by the New
York Stock  Exchange  on July 27,  2007.  No changes  were made to the number of outstanding shares of NFI's 8.90% Series C Cumulative Redeemable Preferred Stock
or NFI's 9.00% Series D1 Mandatory Convertible Preferred Stock.

On July 27, 2007,  immediately  after the filing of Amendment No. 1, NFI amended its  charter  by  filing  Articles  of  Amendment  with the SDAT,  which  became effective upon filing  ("Amendment No. 2"). Pursuant to Amendment No. 2, the par
value of the shares of common  stock of NFI issued and  outstanding  immediately prior to the filing of  Amendment  No. 2 was  decreased  from $0.04 per share to
$0.01 per share.  Immediately  after the filing of Amendment No. 1 and Amendment
No. 2, NFI had  50,000,000  shares of common  stock,  par value $0.01 per share, authorized,  approximately 9,469,910 shares of common stock, par value $0.01 per share,  outstanding,  and  approximately  40,530,090 shares of common stock, par value $0.01 per share, authorized but unissued.

As of July 30, 2007, NFI's common stock began trading on a split-adjusted  basis under a new CUSIP number - 669947889.

Under Maryland law, no stockholder  approval of the filing of Amendment No. 1 or
Amendment  No. 2 was  required.  The  reverse  stock  split  will not change the proportionate ownership interest of the stockholders of NFI, nor will the voting rights or

other rights of  stockholders  be changed (except for the rights of stockholders to receive cash in lieu of fractional shares).

The conversion  price,  and the number of shares issuable upon the conversion of
NFI's 9.00% Series D1 Mandatory  Convertible Preferred Stock, were appropriately adjusted to reflect the 4-for-1 reverse split. In addition,  the exercise price, and the number of shares issuable, under NFI's outstanding equity awards will be adjusted to reflect the 4-for-1 reverse split.  The number of shares  authorized under NFI's equity  compensation plans will also be  proportionately  reduced to reflect the reverse stock split.

On July 27, 2007, NFI also filed Articles  Supplementary with the Maryland SDAT, which  became  effective  upon filing,  creating the 9.00% Series D-2  Mandatory
Convertible  Preferred  Stock par value $0.01 per share and initial  liquidation preference of $25.00 per share (the "Series D-2 Preferred Stock"). The number of shares of Series D-2 Preferred Stock authorized for issuance is 6,147,000,  none of which were, as of July 27, 2007, issued and outstanding.

On July 16, 2007, NFI filed Articles Supplementary with the Maryland SDAT, which became  effective upon filing,  to reflect the  designation of certain shares of
NFI's preferred stock and capital stock that had been authorized but unissued as authorized but unissued shares of NFI's common stock.

A copy of Amendment No. 1, Amendment No. 2, the Articles  Supplementary  for the
Series D-2 Preferred  Stock and the Articles  Supplementary  filed regarding the designation  of  authorized  but unissued  preferred  stock and capital stock as common stock are attached  hereto as Exhibit 3.1,  Exhibit 3.2,  Exhibit 4.1 and
Exhibit 4.2 respectively, and are incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On July 27, 2007, NFI issued a press release announcing the effectiveness of the reverse  stock split.  The press  release is attached to this Current  Report on
Form 8-K as Exhibit 99.1.

Item 8.01  Other Events

NFI is undertaking to meet the  requirements of Rule 416(b) under the Securities
Act of 1933, as amended,  regarding the Registration  Statements of NFI on Forms
S-8 (File No. 333-139000 (NovaStar Mortgage,  Inc. Deferred  Compensation Plan),
File No. 333-138998 (NovaStar Financial,  Inc. 401(k) Plan), File No. 333-116998
(NovaStar  Financial,  Inc. 2004 Incentive Stock Plan);  and File No.  333-44977
(NovaStar  Financial,  Inc. Amended and Restated 1996 Executive and Non-Employee
Director Stock Option Plan (Last Amended December 6, 1996))  (collectively,  the
"Registration  Statements")).  Under Rule 416(b),  if prior to the completion of the  distribution  of  securities  covered  by  a  registration  statement,  the securities are combined by a reverse split into a lesser amount of securities of the same  class,  then the  lesser  amount  of  securities  are  covered  by the registration statement,  provided that the registration statement is amended. As discussed, NFI has effected a four for one reverse stock split. Pursuant to Rule
416(b),  by virtue of this Form 8-K  filing,  the  Registration  Statements  are deemed to cover such lesser number of shares of common stock that may be sold as a result of the reverse sock split; namely the Form S-8 Registration  Statement,
File No. 333-139000 (NovaStar Mortgage,  Inc. Deferred Compensation Plan), shall be deemed to cover 125,000  shares of common  stock,  par value $0.01 per share, the Form S-8 Registration  Statement,  File No. 333-138998  (NovaStar Financial,
Inc. 401(k) Plan),  shall be deemed to cover 68,750 shares of common stock,  par value $0.01 per share, the Form S-8 Registration Statement,  File No. 333-116998
(NovaStar  Financial,  Inc. 2004 Incentive Stock Plan), shall be deemed to cover
625,000  shares  of  common  stock,  par value  $0.01  per  share;  and Form S-8
Registration Statement. File No. 333-44977 (NovaStar Financial, Inc. Amended and
Restated  1996  Executive  and  Non-Employee  Director  Stock  Option Plan (Last
Amended  December 6, 1996),  shall be deemed to cover  195,655  shares of common stock par value $0.01 per share. The amount of deferred compensation obligations registered on Form S-8 Registration  Statement,  File No.  333-139000  (NovaStar
Mortgage,  Inc. Deferred  Compensation Plan), shall not be affected by this Form
8-K filing.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits.

Exhibit No.         Document

3.1                 Articles  of  Amendment  to the  Articles of  Amendment  and
                    Restatement of NovaStar Financial, Inc.

3.2                 Articles  of  Amendment  to the  Articles of  Amendment  and
                    Restatement of NovaStar Financial, Inc.

4.1                 Articles    Supplementary   9.00%   Series   D-2   Mandatory
                    Convertible Preferred Stock (par value $0.01 per share)

4.2                 Articles Supplementary  regarding the designation of certain authorized but unissued shares of stock

99.1                Press  Release of NovaStar  Financial,  Inc,  dated July 27,
                    2007.

                                    SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned thereunto duly authorized.

                                       NOVASTAR FINANCIAL, INC.

DATE:  July 30, 2007                    /s/ Gregory S. Metz
                                       -----------------------------------------
                                       Gregory S. Metz
                                       Chief Financial Officer

                                Index to Exhibits

Exhibit No.         Document

3.1                 Articles  of  Amendment  to the  Articles of  Amendment  and
                    Restatement of NovaStar Financial, Inc.

3.2                 Articles  of  Amendment  to the  Articles of  Amendment  and
                    Restatement of NovaStar Financial, Inc.

4.1                 Articles    Supplementary   9.00%   Series   D-2   Mandatory
                    Convertible Preferred Stock (par value $0.01 per share)

4.2                 Articles Supplementary  regarding the designation of certain authorized but unissued shares of stock

99.1                Press  Release of NovaStar  Financial,  Inc,  dated July 27,
                    2007.